UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2021 (January 28, 2021)

Z-Work Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39960	85-3333982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Fifth Avenue

15th Floor
New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (626) 867-7295

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-third of one Redeemable Warrant	ZWRKU	The Nasdaq Stock Market LLC

Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	ZWRK	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the Units	ZWRKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2021, Z-Work Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 23,000,000 units (the “Units”), including 3,000,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms or executed versions of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-252067) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 21, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated January 28, 2021, by and between the Company and Jefferies LLC (“Jefferies”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 28, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Z-Work Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 28, 2021, by and between the Company, the Sponsor and Jefferies, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated January 28, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Securities Subscription Agreement, dated October 1, 2020 (the “Securities Subscription Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 28, 2021 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated January 28, 2021 (the “Jefferies Private Placement Warrants Purchase Agreement”), by and between the Company and the Jefferies, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 3,966,666 warrants (the “Sponsor Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $5,950,000. The Sponsor Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Additionally, simultaneously with the consummation of the IPO, pursuant to the Jefferies Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 766,667 warrants (the “Jefferies Private Placement Warrants”) to Jefferies at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $1,150,000. The Jefferies Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The principal terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $230,000,000, comprised of $225,400,000 of the net proceeds from the IPO (which amount includes $8,050,000 of the underwriter’s deferred discount) and $4,600,000 of the proceeds of the sale of the Sponsor Private Placement Warrants and Jefferies Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In addition, the 5,750,000 shares of Class B common stock of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 750,000 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Because such option was exercised in full, such Founder Shares are no longer subject to forfeiture, and the Sponsor owns 20% of the issued and outstanding shares of all classes of common stock of the Company.

On January 28, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto.

On February 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 28, 2021 by and between the Company and Jefferies LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 28, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated January 28, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 28, 2021, by and between the Company, the Sponsor, and Jefferies.

10.4	Administrative Support Agreement, dated January 28, 2021, by and between the Company and the Sponsor.

10.5	Securities Subscription Agreement, dated October 1, 2020, by and between the Company and the Sponsor.

10.6	Sponsor Private Placement Warrants Purchase Agreement, dated January 28, 2021, by and between the Company and the Sponsor.

10.7	Jefferies Private Placement Warrants Purchase Agreement, dated January 28, 2021, by and between the Company and Jefferies.

99.1	Press Release, dated January 28, 2021.

99.2	Press Release, dated February 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z-Work Acquisition Corp.

	By:	/s/ Doug Atkin
		Name:	Doug Atkin
		Title:	Executive Co-Chairman

Dated: February 3, 2021

3